[UBS WARBURG LOGO]                                       [LEHMAN BROTHERS LOGO]



                    LB-UBS COMMERCIAL MORTGAGE TRUST 2002-C2
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-C2


                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.21 BILLION


UBS WARBURG                                                     LEHMAN BROTHERS

                            DEUTSCHE BANK SECURITIES

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES.

TABLE OF CONTENTS
-------------------------------------------------------------------------------





I.       TRANSACTION HIGHLIGHTS

-------------------------------------------------------------------------------

II.      STRUCTURAL HIGHLIGHTS

-------------------------------------------------------------------------------

III.     COLLATERAL POOL HIGHLIGHTS

-------------------------------------------------------------------------------

IV.      SIGNIFICANT MORTGAGE LOANS

-------------------------------------------------------------------------------

V.       SUMMARY POINTS

-------------------------------------------------------------------------------

VI.      INVESTOR REPORTING

-------------------------------------------------------------------------------

VII.     TIMELINE

-------------------------------------------------------------------------------


TRANSACTION HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------


Initial Mortgage Pool Balance:                              Approximately $1.21 billion

Public Certificates:                                        Approximately $1.10 billion

Private Certificates:*                                      Approximately $112 million

                                                            * The Private Certificates are not offered as part
                                                            of the public offering.

Co-Lead Manager/Sole Book Runner:                           Lehman Brothers Inc.

Co-Lead Manager:                                            UBS Warburg LLC

Co-Manager:                                                 Deutsche Bank Securities

Rating Agencies:                                            Standard & Poor's, a division of The McGraw-Hill
                                                            Companies, Inc. ("S&P"), and Moody's Investors
                                                            Service, Inc. ("Moody's")

Trustee:                                                    LaSalle Bank National Association

Fiscal Agent:                                               ABN AMRO Bank N.V.

Master Servicer:                                            Wachovia Bank, National Association

Special Servicer:                                           Lend Lease Asset Management, L.P.


TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
Cut-Off Date:                                               June 11, 2002

Determination Date:                                         11th day of each month or if such day is not a business
                                                            day, then the following business day

Distribution Date:                                          4th business day after the Determination Date of each
                                                            month, commencing in July 2002

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA
Purposes (Public Certificates)(1):                          Classes A-1, A-2, A-3, A-4, B, C, D, E and F

SMMEA Eligible:                                             Classes A-1, A-2, A-3, A-4, B and C

DTC (Public Certificates):                                  Classes A-1, A-2, A-3, A-4, B, C, D, E and F

Bloomberg:                                                  Cash flows will be modeled on Bloomberg

Denominations:                                                            Class                            Minimum Denomination*
                                                            ------------------------------------         -------------------------
                                                            A-1, A-2, A-3, A-4, B, C, D, E and F                 $10,000
                                                                                                         *Increments $1 thereafter

Lehman Brothers CMBS Index:                                 All classes will be included in the Lehman Brothers CMBS Index



(1) None of the certificates should be acquired by General Motors Investment Management Corp. or other persons identified in the offering document.

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------

CERTIFICATES

                                  Class A-1

                                  Class A-2

                                  Class A-3

                                  Class A-4

         Offered                   Class B
       Certificates
                                   Class C

                                   Class D

                                   Class E             Class X-CP(1, 2)

                                   Class F
                                                       Class X-CL(1)
                                   Class G

                                   Class H

                                   Class J

                                   Class K

                                   Class L
        Private, 144A
        Certificates               Class M

                                   Class N

                                   Class P

                                   Class Q

                                   Class S

                                   Class T

                                Class X-D(3)


(1) The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.

(2) Initial notional amount of class X-CP through June 2005 is as set forth herein. The Class X-CP notional balance will decrease every year thereafter until June 2009 when the class retires.

(3) Represents a fixed strip of mortgage interest rate of the pooled mortgage loan secured by Dadeland Mall.

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------

BOND STRUCTURE

o    Sequential pay structure(1)

o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)

o Credit enhancement for each class will be provided by the subordinate classes

o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

================================================================== ============= ========================== =====================
               Original             Ratings           Credit                            Wtd. Avg.                Principal
   Class    Face Amount ($)      (S&P/Moody's)       Support       Description         Life (years)(2)            Window(2)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
    A-1       $86,000,000           AAA/Aaa          18.875%        Fixed Rate             2.98                 07/02-02/07
------------------------------------------------------------------ ------------- -------------------------- ---------------------
    A-2      $194,100,000           AAA/Aaa          18.875%        Fixed Rate             5.15                 02/07-03/09
------------------------------------------------------------------ ------------- -------------------------- ---------------------
    A-3      $168,000,000           AAA/Aaa          18.875%        Fixed Rate             7.79                 03/09-11/11
------------------------------------------------------------------ ------------- -------------------------- ---------------------
    A-4      $535,450,000           AAA/Aaa          18.875%        Fixed Rate             9.70                 11/11-06/12
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     B        $43,949,000           AA/Aa2           15.250%          Fixed                9.93                 06/12-06/12
                                                                     Rate(3)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     C        $18,185,000           AA-/Aa3          13.750%          Fixed                9.93                 06/12-06/12
                                                                     Rate(3)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     D        $18,186,000            A+/A1           12.250%          Fixed                9.93                 06/12-06/12
                                                                     Rate(3)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     E        $24,248,000            A/A2            10.250%          Fixed                9.93                 06/12-06/12
                                                                     Rate(3)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     F        $12,124,000            A-/A3           9.250%           Fixed                9.93                 06/12-06/12
                                                                     Rate(3)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     G        $15,155,000          BBB+/Baa1         8.000%           Fixed                9.93                 06/12-06/12
                                                                     Rate(3)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     H        $18,186,000          BBB/Baa2          6.500%           Fixed                9.93                 06/12-06/12
                                                                     Rate(3)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     J        $15,154,000          BBB-/Baa3         5.250%           Fixed                9.93                 06/12-06/12
                                                                     Rate(3)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     K        $15,155,000           BB+/Ba1          4.000%         Fixed Rate             9.93                 06/12-06/12
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     L        $12,124,000           BB /Ba2          3.000%         Fixed Rate             9.93                 06/12-06/12
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     M         $6,062,000           BB-/Ba3          2.500%         Fixed Rate             9.93                 06/12-06/12
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     N         $4,547,000            B+/B1           2.125%         Fixed Rate             9.93                 06/12-06/12
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     P         $7,577,000            B/B2            1.500%         Fixed Rate             9.93                 06/12-06/12
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     Q         $3,031,000            B-/B3           1.250%         Fixed Rate             9.93                 06/12-06/12
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     S         $4,850,000          CCC/Caa2          0.850%         Fixed Rate             9.93                 06/12-06/12
------------------------------------------------------------------ ------------- -------------------------- ---------------------
     T        $10,305,362             NR              N/A           Fixed Rate             10.47                06/12-10/19
------------------------------------------------------------------ ------------- -------------------------- ---------------------
   X-CL    $1,212,388,362(4)        AAA/Aaa           N/A            Variable              8.28(7)              07/02-10/19(8)
                                                                      IO(5)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
   X-CP    $946,373,256(4)          AAA/Aaa           N/A            Variable             5.90 (7)              06/05-06/09(8)
                                                                      IO(5)
------------------------------------------------------------------ ------------- -------------------------- ---------------------
    X-D    $175,000,000(4)          AAA/Aaa           N/A          Fixed IO(6)            8.96 (7)              07/02-02/12(8)
================================================================== ============= ========================== =====================

(1) Except in the case of Class A-2, Class A-3, Class A-4, Class X-CL, Class X-CP and X-D which receive interest pro-rata with Class A-1.

(2) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.

(3) For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.

(4)  Represents the notional amount.

(5) Class X-CL and X-CP certificates have rights to the certain excess interest on all underlying mortgage loans.

(6) Represents a fixed strip of mortgage interest rate of the pooled mortgage loan secured by Dadeland Mall.

(7) Represents the weighted average life of each dollar reduction in notional amount.

(8)  Represents period over which the notional amount will be reduced to zero.

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------


CALL PROTECTION

============================================================== ================
                                                               Statistical Data
-------------------------------------------------------------- ----------------
Total Loans With Initial Lock-Out                                  100.0% (1)
-------------------------------------------------------------- ----------------
Loans With Initial Lock-Out & Defeasance Thereafter                 99.4% (1)
-------------------------------------------------------------- ----------------
Loans With Initial Lock-Out & Yield Maintenance Thereafter           0.6% (1)
-------------------------------------------------------------- ----------------
Weighted Average Remaining Lock-Out(2)                             103 months
-------------------------------------------------------------- ----------------
Weighted Average Open Period                                       2.6 months
============================================================== ================
(1)      Percent of initial mortgage pool balance.
(2) Remaining Lock-Out is the total of Remaining Lock-Out Months and Defeasance Period, if applicable.


===============================================================================
Open Prepayment Period              Number of            % of Initial Mortgage
   at End of Loan(1)                  Loans                   Pool Balance
-------------------------------------------------------------------------------
        NONE                            22                        11.1%
-------------------------------------------------------------------------------
      1 MONTH                           18                        12.0
-------------------------------------------------------------------------------
      2 MONTHS                          22                        11.1
-------------------------------------------------------------------------------
      3 MONTHS                          48                        56.4
-------------------------------------------------------------------------------
      6 MONTHS                           2                         9.4
===============================================================================
       TOTAL:                          112                       100.0%
===============================================================================
(1) Weighted average open period through maturity of the mortgage loans is 2.6 months.

STRUCTURAL HIGHLIGHTS
-------------------------------------------------------------------------------

PREPAYMENT PREMIUMS(1)

============================================================================================================================
       PREPAYMENT           6/02         6/03        6/04         6/05        6/06         6/07        6/08        6/09
        PREMIUM
----------------------------------------------------------------------------------------------------------------------------
     LOCK-OUT/DEF.         100.0%       100.0%      100.0%       99.4%        99.4%       99.6%        97.4%       99.8%
----------------------------------------------------------------------------------------------------------------------------
      YIELD MAINT.            -           -            -          0.6%        0.6%         0.4%        0.2%        0.2%
============================================================================================================================
       SUB-TOTAL           100.0%       100.0%      100.0%       100.0%      100.0%       100.0%       97.6%      100.0%
============================================================================================================================


================================================================
       PREPAYMENT             6/10        6/11         6/12
        PREMIUM
----------------------------------------------------------------
     LOCK-OUT/DEF.           99.8%        99.4%       100.0%
----------------------------------------------------------------
      YIELD MAINT.            0.2%        0.2%          -
================================================================
       SUB-TOTAL             100.0%       99.6%       100.0%
================================================================


=============================================================================================================================
           2%                 -           -            -           -            -           -            -           -
-----------------------------------------------------------------------------------------------------------------------------
           1%                 -           -            -           -            -           -          2.4%          -
-----------------------------------------------------------------------------------------------------------------------------
          .5%                 -           -            -           -            -           -            -           -
-----------------------------------------------------------------------------------------------------------------------------
          OPEN                -           -            -           -            -           -            -           -
=============================================================================================================================
         TOTAL             100.0%       100.0%      100.0%       100.0%      100.0%       100.0%      100.0%      100.0%
=============================================================================================================================

=========================================================
           2%           -            -           -
---------------------------------------------------------
           1%           -            -           -
---------------------------------------------------------
          .5%           -            -           -
---------------------------------------------------------
          OPEN          -          0.4%          -
=========================================================
         TOTAL        100.0%      100.0%       100.0%
=========================================================


(1) Each percentage represents percentage of then outstanding balance of mortgage loan pool as of the date shown, assuming no prepayments or defaults and that ARD loans mature and payoff on their respective anticipated repayment dates.

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------


o The pool includes five mortgage loans (representing 33.9% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o The largest of the Investment Grade Loans is the senior loan in the A/B Note structure described on the following page (the "Dadeland Mall A Note").

o      Summary of the pool composition is as follows:


==================================== ============== ================================== =====================
                                        Number           Total Principal Balance             % of Total
                                       of Loans             As of Cut-Off Date              Mortgage Pool
------------------------------------ -------------- ---------------------------------- ---------------------
   Investment Grade Loans (Large           3                 $348,788,019                       28.8%
              Loans)
------------------------------------ -------------- ---------------------------------- ---------------------
      Investment Grade Loans               2                   62,229,783                         5.1
          (Conduit Loans)
------------------------------------ -------------- ---------------------------------- ---------------------
        Other Conduit Loans               107                 801,370,560                        66.1
==================================== ============== ================================== =====================
              TOTAL:                      112              $1,212,388,362                       100.0%
==================================== ============== ================================== =====================

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------

o The Dadeland Mall A Note was created by de-leveraging a larger balance loan utilizing the A/B Note structure, which Lehman Brothers developed in LBCMT 1999-C2:


                    A Note         AAA/Aaa to AA+/A1        LB-UBS
                                      Cashflows(1)          2002-C2
                                                             Trust

Dadeland
Mall Loan


                   B Note               AA to A-             B Note
                                      Cashflows(2)           Trust


o The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.
o The B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

(1) S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute to AAA/Aaa through AA+/A1 cash flows of the LB-UBS 2002-C2 Trust.
(2) S&P has indicated to the Depositor that the B Note proceeds are expected to contribute to AA through A- cash flows of the B Note Trust.


COLLATERAL POOL HIGHLIGHTS
---------------------------------------------------------------------------------------------------

o The A Note DSCR and LTV are set forth below:

======================================================== ==========================================
                                                                         Dadeland Mall(3)
-------------------------------------------------------- ------------------------------------------
                        DSCR(1)                                                1.79x
-------------------------------------------------------- ------------------------------------------
                        LTV(2)                                                 52.2%
-------------------------------------------------------- ------------------------------------------
                      S&P/Moody's                                              AA+/A1
======================================================== ==========================================


o The combined A Note and B Note(4) DSCR and LTV are set forth below:

======================================================== ==========================================
                                                                            Dadeland Mall
-------------------------------------------------------- ------------------------------------------
                        DSCR(5)                                                1.60x
-------------------------------------------------------- ------------------------------------------
                        LTV(6)                                                 59.5%
-------------------------------------------------------- ------------------------------------------
                          S&P                                                   A-
======================================================== ==========================================

(1) Based on underwritten cash flow of $24,874,348 and an actual debt service constant of 7.945% for Dadeland Mall and assuming a loan amount that includes the A Note only.

(2) Based on a $335,000,000 appraised value dated as of January 3, 2002 for Dadeland Mall and assuming a loan amount that includes the A Note only.

(3) S&P and Moody's have each confirmed to the Depositor that the respective ratings in this column reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.

(4) The B Note for the Dadeland Mall Loan is not included in the LB-UBS 2002-C2 Trust.

(5) Based on underwritten cash flow of $24,874,348 and an actual debt service constant of 7.783% for Dadeland Mall and assuming an original loan amount that includes the combined A Note and B Note balance ($199,304,381).

(6) Based on a $335,000,000 appraised value dated as of January 3, 2002 for Dadeland Mall and assuming a loan amount that includes the combined A Note and B Note balance ($199,304,381).

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------

MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2002-C2 transaction include the following:

     --   Simon Property Group, Inc./ Prime Property Fund

     -- Mayflower Realty LLC members and affiliates: Simon Property Group, Inc./ Teachers Insurance and Annuity Association/ New York State Teachers' Retirement System/ JPMorgan Investment Management Inc.

     --   General Motors Pension Trust

     --   Vornado Realty Trust

     --   The Related Companies

     --   Ohio Police & Fire Pension Fund

o    Conduit Origination Program

     -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by a "Big Five" accounting firm).

     -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     -- Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     --   Substantially all borrowers are single asset entities

     --   Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $15 million

     -- Cash management systems affecting approximately 96.2% of the initial mortgage pool balance

          o    Springing lockbox - 67.0% of the initial mortgage pool balance

          o    Hard lockbox - 29.2% of the initial mortgage pool balance(1)


(1) Includes lockboxes that are under lender's control and are subject to cash management agreements which require daily or periodic sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------


FUNDED ESCROWS



========================================= ========================
           Escrow Type(1)                  % of Pool with Funded
                                                 Escrows(2)
----------------------------------------- ------------------------
Replacement Reserves                               99.6%
----------------------------------------- ------------------------
Taxes                                              99.2%
----------------------------------------- ------------------------
Insurance                                          98.0%(3)
----------------------------------------- ------------------------
TI & LC (Industrial)                              100.0%
----------------------------------------- ------------------------
TI & LC (Office)                                  100.0%
----------------------------------------- ------------------------
TI & LC (Retail)                                   98.3%
========================================= ========================

(1) Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit.

(2)  As of the Cut-off-Date, excluding the Investment Grade Loans.

(3) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------



================================================================================================================================
                                        General Pool Characteristics as of the Cut-Off Date
--------------------------------------------------------------------------------------------------------------------------------
    Size of Pool                                                                                               $1,212,388,362
----------------------------------------------------------------------------------- --------------------------------------------
    Contributor of Collateral                                                                                   Lehman: 61.1%
                                                                                                                   UBS: 38.9%
----------------------------------------------------------------------------------- --------------------------------------------
    Number of Loans                                                                                                       112
----------------------------------------------------------------------------------- --------------------------------------------
    Weighted Average Gross Coupon                                                                                      7.129%
----------------------------------------------------------------------------------- --------------------------------------------
    Weighted Average Original Term to Maturity(1)                                                                  109 Months
----------------------------------------------------------------------------------- --------------------------------------------
    Weighted Average Remaining Term to Maturity(1)                                                                 106 Months
----------------------------------------------------------------------------------- --------------------------------------------
    Average Balance                                                                                               $10,824,896
----------------------------------------------------------------------------------- --------------------------------------------
    Average Conduit Balance (excluding the Investment Grade Large Loans)                                           $7,922,939
----------------------------------------------------------------------------------- --------------------------------------------
    Largest Loan                                                                                                 $175,000,000
----------------------------------------------------------------------------------- --------------------------------------------
    Largest Conduit Loan                                                                                          $50,000,000
----------------------------------------------------------------------------------- --------------------------------------------
    WA U/W DSCR(2)                                                                                                      1.50x
----------------------------------------------------------------------------------- --------------------------------------------
    WA LTV(2)                                                                                                           67.3%
----------------------------------------------------------------------------------- --------------------------------------------
    WA LTV at Maturity/ARD(1)(2)(3)                                                                                     59.3%
----------------------------------------------------------------------------------- --------------------------------------------
    Geographic Diversity                                                               29 states and the District of Columbia
----------------------------------------------------------------------------------- --------------------------------------------
    Balloon and/or ARD Loans(1)                                                                                         99.8%
=================================================================================== ============================================

(1) Assumes ARD loans are paid in full on their respective anticipated repayment dates.

(2) Credit characteristics excluding the Investment Grade Large Loans are as follows: WA U/W DSCR: 1.37x; WA LTV: 72.3%; WA LTV at Maturity/ARD: 64.5%.

(3)  Includes fully amortizing loans.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------


PROPERTY TYPE

o    Heavily concentrated in lower risk asset classes and Investment Grade
     Loans:

     - Office, anchored retail, regional mall, industrial/warehouse and multifamily(1) properties comprise 93.7% of the initial mortgage pool balance.

     - Investment Grade Loans comprise approximately 33.9% of the initial mortgage pool balance.

                                [Graphic omitted]

================================================================================
                                  Property Type
--------------------------------------------------------------------------------

                               Unanchored Retail
                                      3.6%

                                Anchored Retail
                                     18.9%
                            (11.9% Investment Grade)

                                 Regional Mall
                                     22.3%
                            (100% Investment Grade)

                                     Other
                                      0.2%

                                  Industrial/
                                   Warehouse
                                      3.7%

                                  Self Storage
                                      2.5%

                                 Multifamily(1)
                                     20.5%
                            (14.0% Investment Grade)

                                     Office
                                     28.2%
                            (23.1% Investment Grade)

================================================================================
(1) Multifamily component includes mobile home park properties representing 0.5% of the aggregate pool.

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------

GEOGRAPHIC DIVERSITY

o The loans are secured by properties located in 29 states and the District of Columbia.

o Only three states are home to more than 10% (by principal balance) of the Mortgaged Properties (Florida 21.3%; New York 18.4%; Massachusetts 10.5%)

     - 67.8% of the properties in Florida, 51.2% of the properties in New York and 96.2% of the properties in Massachusetts secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

                                [Graphic omitted]

===============================================================================
                               State Distribution
===============================================================================

                                     Other
                                      17.7%

                                      D.C.
                                      4.1%

                                       VA
                                      4.4%

                                       TX
                                      4.6%

                                       CA
                                      9.3%

                                       MA
                                     10.5%
                            (96.2% Investment Grade)

                                       WI
                                      3.9%

                                       MD
                                      3.0%

                                       NC
                                      2.8%

                                       FL
                                     21.3%
                            (67.8% Investment Grade)

                                       NY
                                     18.4%
                            (51.2% Investment Grade)

===============================================================================

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN SIZE DIVERSITY

o    112 mortgage loans

o Average loan size: $10,824,896 ($7,922,939 excluding the Investment Grade Large Loans)

o The largest loan comprises 14.4% of the initial mortgage pool balance (4.1% excluding the Investment Grade Large Loans)

                                [Graphic omitted]



                                                    Cut-Off Date Loan Size Distribution


                 (less than)$2      $2-$6      $6-$10       $10-$14     $14-$18    $18-$40   $40-$60   $60-$100  (greater than $100)
$ MILLIONS             2.3%         14.3%        8.9%       12.7%        5.6%       23.4%      4.1%      14.3%        14.4%

# of Loans              21            47          13          13           4          10         1          2            1
====================================================================================================================================

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Strong weighted average underwritten debt service coverage ratio of 1.50x

=================================================================================================================================
                                                      Underwritten Debt Service Coverage Ratio
---------------------------------------------------------------------------------------------------------------------------------
     Property Type                                  % of Pool                WA U/W DSCR                  Min/Max UW DSCR
---------------------------------------------------------------------------------------------------------------------------------
     RETAIL                                           44.8%                      1.62X                      1.23X -2.27X
--------------------------------------------- ----------------------- ----------------------------- -----------------------------
      Regional Mall                                   22.3                       1.83                      1.79x - 1.91x
--------------------------------------------- ----------------------- ----------------------------- -----------------------------
      Anchored                                        18.9                       1.42                      1.23x - 2.27x
--------------------------------------------- ----------------------- ----------------------------- -----------------------------
      Unanchored                                      3.6                        1.42                      1.26x - 1.64x
--------------------------------------------- ----------------------- ----------------------------- -----------------------------
     OFFICE                                           28.2                       1.41                       1.23X -1.75X
--------------------------------------------- ----------------------- ----------------------------- -----------------------------
     MULTIFAMILY(1)                                   20.5                       1.39                       1.10X -1.90X
--------------------------------------------- ----------------------- ----------------------------- -----------------------------
     INDUSTRIAL/WAREHOUSE                             3.7                        1.30                       1.23X -1.50X
--------------------------------------------- ----------------------- ----------------------------- -----------------------------
     SELF STORAGE                                     2.5                        1.50                      1.28X - 1.97X
--------------------------------------------- ----------------------- ----------------------------- -----------------------------
     OTHER                                            0.2                        1.00                      1.00X - 1.00X
--------------------------------------------- ----------------------- ----------------------------- -----------------------------
     TOTAL:                                         100.0%                     1.50X                     1.00X - 2.27X
---------------------------------------------------------------------------------------------------------------------------------

                              [Graphic omitted]


            (less                                                                                                   (greater
             than)                                                                                                     than)
            1.20x  1.20x-1.24x 1.25x-1.29x 1.30x-1.34x 1.35x-1.39x 1.40x-1.49x 1.50x-1.59x 1.60x-1.69x 1.70x-1.89x    1.90x
             0.4%      5.7%      24.5%        20.0%        7.1%        5.5%        1.4%       0.8%       21.0%        13.5%


# of Loans     2       9         22           31          10          23           5          3            2           5


(1) Multifamily component includes mobile home park properties representing 0.5% of the aggregate pool.

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------


CUT-OFF DATE LOAN TO VALUE RATIO

o        Weighted average loan to value of 67.3%

o        Weighted average loan to value at maturity or ARD(1)(2) of 59.3%


                      Cut-Off Date Loan to Value Ratio(2)




                              [Graphic omitted]




           45%-55%    55%-60%    60%-65%   65%-70%   70%-75%   75%-80%   (greater than)80%
            23.7%       3.5%       11.2%    10.9%      25.5%    24.9%         0.2%


# of Loans   5          6           7        16        44       33            1

(1)    Includes fully amortizing loans.
(2)    Assumes ARD loans are paid in full on their anticipated repayment dates.

SIGNIFICANT MORTGAGE LOANS
-------------------------------------------------------------------------------

INVESTMENT GRADE LARGE LOANS

===================================================================================================================================
                                             INVESTMENT GRADE LARGE LOANS
===================================================================================================================================
                                                                     % OF INITIAL
       NAME              PROPERTY TYPE           CUT-OFF DATE          MORTGAGE               U/W           LTV     S&P/MOODY'S (7)
                                                    BALANCE          POOL BALANCE            DSCR
===================================================================================================================================
Dadeland Mall(1)        Regional Mall            $175,000,000            14.4%               1.79x(2)      52.2%(3)     AA+/A1
-----------------------------------------------------------------------------------------------------------------------------------
Square One Mall         Regional Mall              94,788,019             7.8                1.91(4)       61.6(5)      AA-/A3
-----------------------------------------------------------------------------------------------------------------------------------
250 Park Avenue             Office                 79,000,000             6.5                1.75(6)       53.4(5)      A-/Baa1
===================================================================================================================================
TOTALS/WTD. AVG.:            -----               $348,788,019            28.8%               1.81x         55.0%         -----
===================================================================================================================================

(1)   A Note only.
(2) Based on underwritten cash flow of $24,874,348 and an actual debt service constant of 7.945% for Dadeland Mall and assuming a loan amount that includes the A Note only.
(3) Based on a $335,000,000 appraised value dated as of January 3, 2002 for Dadeland Mall and assuming a loan amount that includes the A Note only.
(4) Calculated based on underwritten net cash flow of $14,069,911and actual debt constant of 7.768%.
(5)   Calculated based on Cut-Off Date balance and related appraised value.
(6) Calculated based on underwritten net cash flow of $11,281,418 and actual debt constant of 8.155%.
(7) S&P and Moody's have confirmed to the Depositor that any ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

SIGNIFICANT MORTGAGE LOANS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

DADELAND MALL
A Note Cut-Off Date Balance:                              $175,000,000
Interest Rate(1):                                         6.750%
Anticipated Repayment Date ("ARD"):                       2/11/2012
Maturity Date:                                            2/11/2032
Term to ARD:                                              10 years
Amortization:                                             30 years
Sponsor:                                                  Simon Property Group and Prime Property Fund
Property:                                                 Super-regional mall with 1,404,815(2) square feet of gross leaseable area
Location:                                                 Miami, Florida
Year Built:                                               1962; renovated 1992, 1996 & 2002
2001 In-Line Sales/SF:                                    $686
2001 In-Line Cost of Occupancy:                           13.5%
Anchors(3):                                               Lord & Taylor (80,000 square feet; credit rating of A+/A2), Saks Fifth
                                                          Avenue (78,669 square feet; credit rating of BB/B1), Burdines (421,073 square feet; credit rating of BBB+/Baa1), Burdines Home Gallery (210,000 square feet; credit rating of BBB+/Baa1), The Limited (79,620 square feet; credit rating of BBB+/Baa1) and JCPenney (192,710 square feet;
                                                          credit rating of BBB-/Ba2)
2001 Anchor Sales(4):                                     Lord & Taylor $23.3 MM ($291 psf); Saks Fifth Avenue $40.5 MM ($515
                                                          psf); Burdines Home Gallery $46.3 MM ($220 psf); The Limited $21.7 MM
                                                          ($273 psf); and JCPenney $32.1MM ($167 psf)

(1) Weighted average interest rate for the Dadeland Mall Loan A Note and the Companion Loan.
(2) Collateral square feet securing the Dadeland Mall loan totals 422,363 square feet.
(3) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated.
(4) Anchor sales as reported by the Borrower. Anchor tenant, Burdines, which owns its store and pad, is not required to report sales.

SIGNIFICANT MORTGAGE LOANS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

DADELAND MALL (CONT.)
Top Five National In-Line Tenants:     Tenant                                       Square Feet              Lease End Date
                                       ------                                       -----------              --------------
                                       Zara International                              13,946                   1/31/2012

                                       Ann Taylor                                      11,500                   7/30/2004

                                       World Footlocker                                11,000                   6/30/2005

                                       The Cheesecake Factory                          10,500                   1/31/2018

                                       The Gap                                          8,591                   1/31/2008

Overall Occupancy(1):                  99.0%

Appraised Value(2):                    $335,000,000

LTV (A Note)(3):                       52.2%

U/W DSCR (A Note)(4):                  1.79x

Reserves:                              Monthly reserves for taxes and insurance. Insurance reserves will not be required while insurance coverage is under Sponsor's blanket policy. Sponsors may provide guarantee in-lieu of the real estate tax and insurance reserve.

Lockbox:                               Springing

Prepayment:
                                       Defeasance permitted two years after securitization. Prepayment in whole or in part without penalty allowed starting three months prior to the ARD.

B Note:                                $24,304,381 million subordinated B Note will be offered in a separate private placement.
                                       The B Note does not receive principal until the A Note is paid in full.

(1)      As of January 28, 2002.
(2)      Based on appraisal dated as of January 3, 2002.
(3)      As of the Cut-Off Date.
(4) Calculated based on underwritten net cash flow of $24,874,348 and actual debt constant of 7.945%.

SIGNIFICANT MORTGAGE LOANS
------------------------------------------------------------------------------
------------------------------------------------------------------------------


SQUARE ONE MALL
Cut-Off Date Balance:                                       $94,788,019

Interest Rate:                                              6.731%

Maturity Date:                                              3/11/2012

Term to Maturity:                                           10 years

Amortization:                                               30 years

Sponsor:                                                    Mayflower Realty LLC - Simon Property Group, Inc./New York State
                                                            Teachers' Retirement System/Teachers Insurance and Annuity Association
                                                            of America/ J.P. Morgan Investment Management Inc.

Property:                                                   Regional mall with 865,441(1) square feet of gross leaseable area

Location:                                                   Saugus, Massachusetts

Year Built:                                                 1994

2001 In-Line Sales/SF:                                      $367

2001 In-Line Cost of Occupancy:                             14.7%

Anchors(2):                                                 Sears (210,427 square feet; credit rating of A-/Baa1), Filene's
                                                            (177,112 square feet; credit rating of A+/A2), T.J. Maxx `N More
                                                            (58,075 square feet; credit rating of A-/A3), Filene's Basement (34,487 square feet)

2001 Anchor Sales(3):
                                                            Sears $46.7 MM ($222 psf); Filene's $47.3 MM ($267 psf); T.J. Maxx `N
                                                            More $11.5 MM ($198 psf); Filene's Basement $8.9 MM ($258 psf)

(1) Collateral square feet securing the Square One Mall loan totals 477,902 square feet.
(2) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated.
(3)    Anchor sales are estimates provided by the borrower.

SIGNIFICANT MORTGAGE LOANS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


SQUARE ONE MALL (CONT.)

National In-Line Tenants:            Tenant                             Square Feet                      Lease End Date
                                     ------                             -----------                      --------------
                                     Express                              22,426                           1/31/2007

                                     The Gap/Gap Kids                     11,977                           1/31/2007

                                     Lerner New York                      10,783                           1/31/2007

                                     H&M                                  10,235                          12/31/2011

                                     Lane Bryant                          10,080                           1/31/2007

Overall Occupancy(1):                96.8%

Appraised Value(2):                  $154,000,000

LTV(3):                              61.6%

U/W DSCR(4):                         1.91x

Reserves:                            On-going tax escrow. Insurance escrow is collected at lender's option if current policy does not constitute an approved blanket policy. TI/LC and capital expenditure reserves guaranteed by Mayflower Realty LLC.

Lockbox:                             Hard

Prepayment:                          Defeasance permitted beginning two years after securitization. Prepayment without penalty allowed starting three months prior to Maturity Date.

(1)      As of February 2002.
(2)      Based on third-party appraisal dated as of February 1, 2002.
(3)      Calculated based on Cut-Off Date balance and related appraised value.
(4) Calculated based on underwritten net cash flow of $14,069,911 and actual debt constant of 7.768%.

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

250 PARK AVENUE

Cut-Off Date Balance:                                          $79,000,000

Interest Rate:                                                 6.570%

Anticipated Repayment Date ("ARD")                             6/8/2012

Maturity Date:                                                 6/8/2027

Term to ARD:                                                   10 years

Amortization:                                                  25 years

Sponsor:                                                       General Motors Pension Trust

Property:
                                                               463,994 square foot, 21-story, Class A office building located in the Grand Central sub-market of New York

Location:                                                      New York, New York

Year Built:                                                    1924; renovated 1986

Occupancy(1):                                                  100%

Major Tenants                                                  Tenant                     Square Feet $  of Base Rent Lease End Date
                                                               ------                     ----------- --------------- --------------
                                                               Epstein Becker (law firm)    74,331         16.0%        4/30/2004
                                                               Dorsey & Whitney (law firm)  71,477         15.4%        6/30/2011
                                                               Nextira One                  63,153         13.6%        9/30/2009
                                                               Wolf Black Shore (law firm)  34,301          7.4%        3/31/2007
                                                               Salomon Smith Barney         28,054          6.0%        7/31/2004

(1) As of April 1, 2002.

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

250 PARK AVENUE (CONT.)
Appraised Value(1):                                            $148,000,000

LTV(2):                                                        53.4%


U/W DSCR(3):                                                   1.75x

Reserves:
                                                               Springing reserves for replacement and rollover costs, taxes, insurance reserves if not covered under blanket policy, and ground lease reserves. Borrower may provide a letter of credit in lieu of making springing reserve payments.

Lockbox:                                                       Springing

Prepayment:                                                    Defeasance permitted beginning two years after securitization.
                                                               Prepayment without penalty allowed Prepayment: starting six months prior to ARD.

(1)      Based on appraisal dated as of January 28, 2002.
(2)      As of the Cut-Off Date.
(3) Calculated based on underwritten net cash flow of $11,281,418 and actual debt constant of 8.155%.

SIGNIFICANT MORTGAGE LOANS
------------------------------------------------------------------------------
------------------------------------------------------------------------------


                                              OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS
===================================================================================================================================
                                                                                     % OF INITIAL
                NAME                   PROPERTY TYPE          CUT-OFF DATE          MORTGAGE POOL    U/W     LTV(2)   S&P/MOODY'S(3)
                                                                 BALANCE               BALANCE      DSCR(1)
===================================================================================================================================
21 Chelsea                                Multifamily              $35,000,000           2.9%         1.90x     55.8%       A-/A2
-----------------------------------------------------------------------------------------------------------------------------------
The Loop                                Anchored Retail             27,229,783           2.2          2.27       49.9       A+/A2
===================================================================================================================================
 TOTALS/WTD. AVG.:                           -----                 $62,229,783           5.1%         2.06X      53.2%      -----
===================================================================================================================================

(1)   Calculated based on underwritten net cash flow and actual debt constant.
(2)   Calculated based on Cut-Off Date balance and related appraised value.
(3) S&P and Moody's have confirmed that any ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

SIGNIFICANT MORTGAGE LOANS
----------------------------------------------------------------------------
----------------------------------------------------------------------------


21 CHELSEA

Cut-Off Date Balance:                                           $35,000,000

Interest Rate:                                                  6.760%

Anticipated Repayment Date ("ARD"):                             6/11/2012

Maturity Date:                                                  6/11/2032

Term to ARD:                                                    10 years

Amortization:                                                   30 years

Sponsor:                                                        Steven Rosenthal and Luigi Caiola

Property:                                                       Luxury apartment complex comprising 209 units in a 14-story building located in the Chelsea neighborhood of New York.

Location:                                                       New York, New York

Year Built:                                                     2001

Overall Occupancy(1):                                           97.6%

Appraised Value(2):                                             $62,700,000

LTV(3):                                                         55.8%

U/W DSCR(4):                                                    1.90x

Reserves:                                                       On-going for taxes, insurance and Capex.

Lockbox:                                                        Springing

Prepayment:
                                                                Defeasance permitted beginning two years from securitization.
                                                                Prepayment without penalty allowed starting six months prior to
                                                                ARD.


(1)      As of April 12, 2002.
(2)      Based on appraisal dated as of March 1, 2002.
(3)      As of the Cut-Off Date.
(4) Calculated based on underwritten net cash flow of $5,176,218 and actual debt constant of 7.791%.

SIGNIFICANT MORTGAGE LOANS
------------------------------------------------------------------------------
------------------------------------------------------------------------------


THE LOOP

Cut-Off Date Balance:                                         $27,229,783

Interest Rate:                                                6.410%

Anticipated Repayment Date ("ARD"):                           5/11/2009

Maturity Date:                                                5/11/2032

Term to ARD:                                                  7 years

Amortization:                                                 30 years

Sponsor:                                                      Ohio Police & Fire Pension Fund

Property:                                                     Anchored retail property with 338,067 square feet of gross leaseable area

Location:                                                     Methuen, Massachusetts

Year Built:                                                   2000

Major Tenants(1):                                             Super Stop & Shop (65,000 square feet; credit rating of
                                                              BBB+/Baa3), Marshalls (28,176 square feet; credit rating of
                                                              A-/A3) and a 20-screen, stadium style seating Loews movie theatre

2001 Sales/SF:                                                $357

Overall Occupancy(2):                                         100%

Appraised Value(3):                                           $54,600,000

LTV(4):                                                       49.9%

U/W DSCR(5):                                                  2.27x

Reserves:                                                     On-going for taxes. Insurance escrow required only if no longer carried under Sponsor's blanket insurance policy.

Lockbox:                                                      Springing

Prepayment:                                                   Defeasance permitted beginning two years from securitization.
                                                              Prepayment without penalty allowed starting three months prior to
                                                              ARD.

(1) Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
(2)      As of April 10, 2002.
(3)      Based on third-party appraisal dated as of April 17, 2002.
(4)      As of the Cut-Off Date.
(5) Calculated based on underwritten net cash flow of $4,654,664 and actual debt constant of 7.514%.

SIGNIFICANT MORTGAGE LOANS
------------------------------------------------------------------------------
------------------------------------------------------------------------------


OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS

                                                     OTHER SIGNIFICANT MORTGAGE LOANS
===================================================================================================================================
                                                                                     % OF INITIAL
                NAME                   PROPERTY TYPE          CUT-OFF DATE          MORTGAGE POOL    U/W              LTV(2)
                                                                 BALANCE               BALANCE      DSCR(1)
===================================================================================================================================
1750 Pennsylvania Avenue                  Office               $50,000,000               4.1%         1.30x           74.6%
------------------------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(3)                     Multifamily              36,800,000               3.0          1.27            77.6
------------------------------------------------------------------------------------------------------------------------------------
The Center Building                       Office                 34,454,683              2.8          1.25            68.0
------------------------------------------------------------------------------------------------------------------------------------
Bank of America Tower                     Office                 33,899,535              2.8          1.26            69.9
------------------------------------------------------------------------------------------------------------------------------------
                TOTALS/WTD. AVG.:         -----                $155,154,218             12.8%         1.27X           72.8%
===================================================================================================================================

(1)     Calculated based on underwritten net cash flow and actual debt constant.
(2)     Calculated based on Cut-Off Date balance and related appraised value.
(3) The Lembi Portfolio is cross-collateralized and cross-defaulted with 1461-1465 Burlingame Avenue ($1,200,000).

SIGNIFICANT MORTGAGE LOANS
------------------------------------------------------------------------------
------------------------------------------------------------------------------


1750 PENNSYLVANIA AVENUE

Cut-Off Date Balance:                                       $50,000,000

Interest Rate:                                              7.259%

Anticipated Repayment Date ("ARD"):                         6/11/2012

Maturity Date:                                              6/11/2032

Term to ARD:                                                10 years

Amortization:                                               30 years

Sponsor:                                                    Vornado Realty LP

Property:                                                   259,081 square foot, 13-story Class A office building with underground parking with 355 spaces

Location:                                                   Washington, DC

Year Built:                                                 1964/ renovated 2000

Occupancy:                                                  97.8%

                                                                                            Approximate % of Lease End   Ratings
Major Tenants:                                              Tenant              Square Feet    Base Rent        Date   (S&P/Moody's)
                                                            ------              -----------    ---------        ----   -------------
                                                            GSA - IRS             92,662         34.2%         7/2010     AAA/Aaa
                                                            GSA - US Treasury (1) 76,080         32.4%        3/06-5/07   AAA/Aaa
                                                            PA Consulting         54,804         22.9%          3/2011      N/A
                                                            US Postal Service      5,821          2.6%          8/2006    AAA/Aaa



(1) GSA - US Treasury has a direct lease with landlord of PA Consulting's 11th floor space (21,151sf) for the next five years with a five year option. PA Consulting remains responsible for this space through the expiration of the original lease term ending on March 2011.

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------
--------------------------------------------------------------------------


1750 PENNSYLVANIA AVENUE (CONT.)

Appraised Value(1):                                         $67,000,000

LTV(2):                                                     74.6%

U/W DSCR(3):                                                1.30x

Reserves:
                                                            On-going for taxes and insurance. During any Reserve Period, replacement and TI/LC reserves will be collected ongoing as well as a catch-up for the period from the closing date to the commencement of the reserve period. The Reserve Period commences upon the following: (1) DSCR drops below 1.20x; (2) an Event of Default; or
                                                            (3) the S&P rating of Guarantor is less than BBB-.

Lockbox:                                                    Hard

Prepayment:                                                 Defeasance permitted beginning two years after securitization.
                                                            Prepayment without penalty permitted three months prior to ARD.

(1)      Based on third-party appraisal dated as of April 5, 2002.
(2)      As of the Cut-Off Date.
(3) Calculated based on underwritten net cash flow of $5,324,335 and actual debt constant of 8.193%.

SIGNIFICANT MORTGAGE LOANS
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


LEMBI PORTFOLIO(1)

Cut-Off Date Balance:         $36,800,000

Interest Rate:                6.650%

Maturity Date:                6/11/2007

Term to Maturity:             5 years

Amortization:                 29 years with interest only for the first year

Sponsor:                      Frank. E. Lembi, Walter R. Lembi and Linda Lembi, Olga Lembi Family Trust, and Billie Salevouris

Property:                     Six multifamily properties comprising 208 residential units and one ground floor commercial unit.

Location:                     San Francisco, California

Years Built:                  1923-1937/ renovated 2000

Overall Occupancy:            94.7%

Appraised Value(2):           $47,400,000

LTV(3):                       77.6%

U/W DSCR(4):                  1.27x

Reserves:                     On-going for taxes, insurance.  Capex reserve of $250 per unit.

Lockbox:                      Springing

Prepayment:                   Defeasance permitted beginning two years after securitization.  Prepayment without penalty permitted three months prior to maturity.

(1) The loan is cross-collateralized and cross-defaulted with 1461-1465 Burlingame Avenue, a $1,200,000 three tenant retail property located in Burlingame, California. (2) Based on appraisal dated as of May 17, 2002.
(3) As of the Cut-Off Date.
(4) Calculated based on underwritten net cash flow of $3,627,529 and actual debt constant of 7.788%.

SIGNIFICANT MORTGAGE LOANS
-----------------------------------------------------------------------
-----------------------------------------------------------------------


THE CENTER BUILDING

Cut-Off Date Balance:                                       $34,454,683

Interest Rate:                                              7.400%

Anticipated Repayment Date ("ARD"):                         4/11/2008

Maturity Date:                                              4/11/2032

Term to ARD:                                                6 years

Amortization:                                               30 years

Sponsor:                                                    Thomas Rosenthal and Henri Schmidt

Property:                                                   532,452 square foot, 8-story office building

Location:                                                   Long Island City, New York

Year Built:                                                 1915/ renovated 1999

Occupancy:                                                  85.1%


                                                                                             Approximate
                                                                                                 % of                    Ratings
Major Tenants:                                                       Tenant      Square Foot  Base Rent Lease End Date (S&P/Moody's)
                                                                     ------      -----------  --------- -------------- -------------
                                                            MZ Berger & Co.        229,873        26.2%        6/2006      N/A
                                                            The City of New York   148,735        45.5%        1/2017      A/A2
                                                            NYC Board of
                                                            Education (2008)        42,910         7.1%        4/2008      A/A2

SIGNIFICANT MORTGAGE LOANS
----------------------------------------------------------------------------
----------------------------------------------------------------------------


THE CENTER BUILDING (CONT.)

Appraised Value(1):                                         $50,700,000

LTV(2):                                                     68.0%

U/W DSCR(3):                                                1.25x

Reserves:                                                   On-going for taxes, insurance, replacement reserves, and TI/LC's.
                                                            Additional escrows include an up-front escrow of $435,100 (125% of the engineer's estimate) for required capital improvements to the property.

Lockbox:                                                    Hard

Prepayment:                                                 Defeasance permitted beginning two years after securitization.
                                                            Prepayment without penalty permitted two months prior to ARD.

(1)      Based on third-party appraisal dated as of February 6, 2002.
(2)      As of the Cut-Off Date.
(3) Calculated based on underwritten net cash flow of $3,568,801 and actual debt constant of 8.309%.

SIGNIFICANT MORTGAGE LOANS
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


BANK OF AMERICA TOWER

Cut-Off Date Balance:                                       $33,899,535

Interest Rate:                                              7.970%

Anticipated Repayment Date ("ARD:):                         4/11/2012

Maturity Date:                                              4/11/2032

Term to ARD:                                                10 years

Amortization:                                               30 years

Sponsor:                                                    James Aviram and Dean Kucera

Property:                                                   299,629 square foot, 27-story Class-A office building

Location:                                                   St. Petersburg, Florida

Year Built:                                                 1990

Occupancy:                                                  96.7%


                                                                                          Approximate
                                                                                  Square     % of                       Ratings
Major Tenants                                               Tenant                 Feet    Base Rent   Lease End Date (S&P/Moody's)
                                                            ------                -------  ---------   -------------- -------------
                                                            Florida Progress Corp. 95,429     34%         11/2006        BBB/NA
                                                            Bank of America        46,716     17%         12/2005        AA-/Aa1
                                                            Holland & Knight       25,030      9%         10/2006          N/A
                                                            Merrill Lynch          22,882      7%         12/2004        AA-/Aa3

SIGNIFICANT MORTGAGE LOANS
---------------------------------------------------------------------------
---------------------------------------------------------------------------


BANK OF AMERICA TOWER (CONT.)

Appraised Value(1):                                         $48,500,000

LTV(2):                                                     69.9%

U/W DSCR(3):                                                1.26x

Reserves:                                                   On-going for taxes, insurance, replacement reserves, tenant improvements and leasing commissions. Upfront TI reserve of
                                                            $1,000,000 for rollover in 2006.

Lockbox:                                                    Hard

Prepayment:                                                 Defeasance permitted beginning two years after securitization.
                                                            Prepayment without penalty permitted one month prior to ARD.

(1)      Based on third-party appraisal dated as of February 1, 2002.
(2)      As of the Cut-Off Date.
(3) Calculated based on underwritten net cash flow of $3,740,917 and actual debt constant of 8.780%.

SUMMARY POINTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


o Weighted average DSCR of 1.50x; weighted average Cut-Off Date LTV of 67.3%.

o The significant loans discussed in this presentation have a weighted average DSCR of 1.69x and a weighted average Cut-Off Date LTV of 59.7% and collectively represent 46.7% of the initial mortgage pool balance.

o Investment Grade Loans collectively represent 33.9% of initial mortgage pool balance.

o       Substantial REIT and Pension Fund sponsorship.

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and Investment Grade Loans comprise 93.7% of the initial mortgage pool balance.

o Geographically diversified with properties located in 29 states and the District of Columbia.

o 99.6% of the loans, excluding the Investment Grade Loans, have ongoing reserves for replacements and 99.2% for taxes and 98.0% of such loans have ongoing reserves for insurance.(2)

o       96.2% of the initial mortgage pool balance have cash management systems.

o Established relationship between UBS Warburg and Lehman Brothers - this transaction marks the 8th consecutive LB-UBS conduit transaction since early 2000.







(1) Multifamily component includes mobile home park properties representing 0.5% of the aggregate pool.

(2) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

INVESTOR REPORTING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.

               NAME OF REPORT                                          DESCRIPTION (INFORMATION PROVIDED)
-----------------------------------------------------------------------------------------------------------------------------------
     1         Distribution Date Statements                            principal and interest distributions, principal balances
-----------------------------------------------------------------------------------------------------------------------------------
     2         Mortgage Loan Status Report                             portfolio stratifications
-----------------------------------------------------------------------------------------------------------------------------------
     3         Comparative Financial Status Report                     revenue, NOI, DSCR to the extent available
-----------------------------------------------------------------------------------------------------------------------------------
     4         Delinquent Loan Status Report                           listing of delinquent mortgage loans
-----------------------------------------------------------------------------------------------------------------------------------
     5         Historical Loan Modification Report                     information on modified mortgage loans
-----------------------------------------------------------------------------------------------------------------------------------
     6         Historical Liquidation Report                           net liquidation proceeds and realized losses
-----------------------------------------------------------------------------------------------------------------------------------
     7         REO Status Report                                       NOI and value of REO
-----------------------------------------------------------------------------------------------------------------------------------
     8         Servicer Watch List                                     listing of loans in jeopardy of becoming specially serviced
-----------------------------------------------------------------------------------------------------------------------------------
     9         Loan Payoff Notification Report                         listing of loans that have given notice of intent to payoff
-----------------------------------------------------------------------------------------------------------------------------------

TIMELINE
------------------------------------------------------------------------------
------------------------------------------------------------------------------




DATE                                                      EVENT
-------------------------------------------------------   --------------------------------------------------------------------------
Week of June 17, 2002                                     Structural & Collateral Term Sheets and Presale Reports Available/
                                                          Road Shows/ Investor Calls/ Red Herrings Available
-----------------------------------------------------------------------------------------------------------------------------------
On or about June 26, 2002                                 Pricing
-----------------------------------------------------------------------------------------------------------------------------------
Week of July 9, 2002                                      Closing
-----------------------------------------------------------------------------------------------------------------------------------